Exhibit 10

AMENDMENT NO. 1

AMENDMENT NO. 1, dated as of July 14, 2005 (this “Amendment”), to and under the Amended and Restated Credit Agreement, dated as of August 26, 2003, among Insight Midwest Holdings, LLC (the “Borrower”), the lenders party thereto, Banc of America Securities LLC and J.P. Morgan Securities Inc., as co-syndication agents, Bank of America, N.A., successor by merger to Fleet National Bank and TD Securities (USA), Inc., as co-documentation agents, and The Bank of New York, as administrative agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

RECITALS

A. Capitalized terms used herein that are defined in the Credit Agreement shall have the same meanings as therein defined.

B. The Borrower has requested that the Lenders and the Administrative Agent agree to amend the Credit Agreement as described below and the Lenders and the Administrative Agent are willing to so agree subject to the terms and conditions contained in this Amendment.

Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

1. Section 1.1 of the Credit Agreement is amended by including the following defined term therein in appropriate alphabetical order:

“C Term Loan” means an Additional Term Loan to the extent the proceeds thereof were used, directly or indirectly, to prepay B Term Loans and/or Restatement Loans.

2. Section 1.1 of the Credit Agreement is amended by amending and restating the following defined term therein:

“Parent” means (i) for purposes of (a) the following defined terms: “Guarantee Agreement”, “9¾% Senior Note Indenture”, “9¾% Senior Notes”, “Parent Debt”, “Parent Loan”, “Parent Loan Note”, “Security Agreement”, “10½% Senior Note Indenture”, “10½% Senior Notes”, and (b) Sections 4.4(ii) and 6.9(b), Insight Midwest, L.P., a Delaware limited partnership, and (ii) for all other purposes, each Newco (as defined in Section 6.13) and Insight Midwest, L.P., a Delaware limited partnership, in each case taken individually and collectively as a whole.

3. The definition of “Designated Holding Company Debt” contained in Section 1.1 of the Credit Agreement is hereby amended by adding the following to the end thereof:

Notwithstanding anything to the contrary contained in this defined term, Designated Holding Company Debt shall include other Indebtedness of any

Holding Company to the extent used, substantially simultaneously with the incurrence thereof, to permanently repay principal on other Designated Holding Company Debt (together with accrued and unpaid interest thereon, all fees and premiums payable in connection with such repayment, and all fees and out-of-pocket expenses incurred by the relevant Holding Company in connection with the issuance of such other Indebtedness), provided that (1) immediately after giving effect to such repayment, the Borrower would be in pro forma compliance with the Pro Forma Debt Service Ratio, (2) there are no scheduled principal payments in respect of such other Indebtedness due prior to the maturity date of either the C Term Loan or the Restatement Loan, (3) such other Indebtedness matures no earlier than six months after the B Term Maturity Date or the maturity date of the Restatement Loans, and (4) such other Indebtedness is designated by the Borrower as “Designated Holding Company Debt” substantially contemporaneously with the incurrence thereof by the applicable Holding Company, such designation to be in the form of a written notice to the Administrative Agent and the Lenders.

4. Sections 2.1(d)(A) and 2.5(f)(A) of the Credit Agreement are each hereby amended by deleting the amount “$500,000,000” appearing therein and inserting in its place the amount “$1,610,000,000”.

5. Section 2.7 of the Credit Agreement is amended by adding a new subsection (e) thereto as follows:

(e) If, prior to the first anniversary of the funding of any C Term Loan, the Borrower prepays all or any portion of such C Term Loan with the proceeds of Refunding Loans, the Borrower shall pay to the Administrative Agent, for the benefit of each Lender, as liquidated damages and compensation, an amount equal to one percent (1%) multiplied by the principal amount of the C Term Loan held by such Lender and so prepaid. “Refunding Loan” shall mean any Additional Term Loan having an Applicable Margin (in the event the same is not fixed, at the lowest stated rate, whether or not the conditions therefor have been met) for Eurodollar Borrowings lower than the Applicable Margin for C Term Loan Eurodollar Borrowings.

6. Section 6.13 of the Credit Agreement is amended by adding the following to the end thereof:

If any Person that is wholly-owned by Insight Midwest L.P. (“LP”) and has no business or other operations (other than being a finance subsidiary of LP) acquires (by any means) from LP 100% of the Equity Interests in the Borrower (each such Person a “Newco”), (a) the Borrower will notify the Administrative Agent and the Lenders in writing thereof not later than the tenth Business Day prior to the date of such acquisition, (b) the Borrower will cause such Newco to execute and deliver such guarantee agreements with respect to the Obligations, and such security agreements securing the Obligations, in each case as the Administrative Agent shall require (including a pledge by such Newco of all of its right, title and interest in and to such Equity Interests, substantially simultaneously with such acquisition), (c) substantially simultaneously with such acquisition, the Borrower will, and will cause such Newco to, execute and/or deliver such lien search results, organizational documents, good standing certificates, officer’s certificates, legal opinions and other items as the Administrative Agent may request in connection therewith, and (d) assuming that the Loan Parties are in compliance with this Section 6.13 then notwithstanding anything to the contrary contained in any Loan Document, the transfer of such Equity Interests by LP to Newco in connection with such acquisition is hereby expressly permitted.

7. The table in Section 7.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Period	Ratio
June 30, 2005 through June 30, 2006	4.50:1.00
July 1, 2006 through June 30, 2007	4.25:1.00
July 1, 2007 and thereafter	4.00:1.00

8. Section 10.13 Patriot Act.

Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name, address and tax identification number of the Borrower and other information regarding the Borrower that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Act. This notice is given in accordance with the requirements of the Act and is effective as to the Lenders and the Administrative Agent.

9. Paragraphs 1-8 above shall not be effective until such time, if any, as the Administrative Agent (or its counsel) shall have received from Required Lenders and each of the Loan Parties either (i) a counterpart of this Amendment signed on behalf of such Person or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page of this Amendment) that such Person has signed a counterpart of this Amendment.

10. Each of the Loan Parties hereby (i) reaffirms and admits the validity and enforceability of each Loan Document to which it is a party and its obligations thereunder, and agrees and admits that it has no defense to or offset against any such obligation, and (ii) represents and warrants that, as of the date hereof, (a) it is in compliance with all of the terms, covenants and conditions of each Loan Document to which it is a party, (b) there exists no Default and (c) the representations and warranties made by it in the Loan Documents are true and correct with the same effect as though such representations and warranties had been made on the date hereof.

11. (i) The notice requirement with respect to the prepayment of the B Term Loans and the Restatement Loans, as provided in Section 2.7(d) of the Credit Agreement, is hereby satisfied, and (ii) to the extent that a Lender is making a C Term Loan, such Lender shall be deemed to have applied the proceeds of such C Term Loan to repay its outstanding B Term Loan and Restatement Loan, and only an amount equal to the excess (if any) of such C Term Loan over the aggregate amount of such B Term Loan and Restatement Loan shall be required to be made available by such Lender to the Administrative Agent on the borrowing date for such C Term Loan.

12. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

13. The Credit Agreement, the Guarantee Agreement and the other Loan Documents shall in all other respects remain in full force and effect, and no amendment, consent, waiver, or other modification herein in respect of any term or condition of any Loan Document shall be deemed to be an amendment, consent, waiver, or other modification in respect of any other term or condition of any Loan Document.

14. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

INSIGHT MIDWEST HOLDINGS, LLC

By:

Name:

Title:

CONSENTED AND AGREED TO:

INSIGHT MIDWEST, L.P.

By:

Name:

Title:

CONSENTED AND AGREED TO:

INSIGHT COMMUNICATIONS MIDWEST, LLC

By:

Name:

Title:

CONSENTED AND AGREED TO:

INSIGHT COMMUNICATIONS OF KENTUCKY, L.P.

By:	Insight Midwest Holdings, LLC, its general partner

By:

Name:

Title:

INSIGHT MIDWEST HOLDINGS, LLC

AMENDMENT NO. 1

CONSENTED AND AGREED TO:

INSIGHT KENTUCKY PARTNERS I, L.P.

By:	Insight Communications of Kentucky, L.P., its general partner

By:	Insight Midwest Holdings, LLC, its general partner

By:

Name:

Title:

CONSENTED AND AGREED TO:

INSIGHT KENTUCKY PARTNERS II, L.P.

By:

Name:

Title:

CONSENTED AND AGREED TO:

INSIGHT PHONE OF OHIO, LLC INSIGHT PHONE OF INDIANA, LLC INSIGHT PHONE OF KENTUCKY, LLC INSIGHT PHONE OF ILLINOIS, LLC

By:

Name:

Title:

INSIGHT MIDWEST HOLDINGS, LLC

AMENDMENT NO. 1

THE BANK OF NEW YORK, individually, as Issuing Bank and as Administrative Agent

By:

Name:

Title:

INSIGHT MIDWEST HOLDINGS, LLC

AMENDMENT NO. 1

CONSENTED AND AGREED TO:

By:

Name:

Title:

INSIGHT MIDWEST HOLDINGS, LLC

ADDITIONAL TERM LOAN SUPPLEMENT

ADDITIONAL TERM LOAN SUPPLEMENT, dated as of July 21, 2005, to the Amended and Restated Credit Agreement, dated as of August 26, 2003, among Insight Midwest Holdings, LLC, the Lenders party thereto, Banc of America Securities LLC and J.P. Morgan Securities Inc., as Co-Syndication Agents, Bank of America, N.A., successor by merger to Fleet National Bank and TD Securities (USA), Inc., as Co-Documentation Agents, and The Bank of New York, as Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

1. Pursuant to Section 2.1(d) of the Credit Agreement, the Borrower hereby submits this Additional Term Loan Supplement to the Administrative Agent.

2. Each of the following Lenders (each an “Additional Term Loan Lender”) has been invited by the Borrower, and is ready, willing and able, to commit to make an Additional Term Loan in the amount of its Additional Term Loan Commitment as follows:

Name of Lender		Additional Term Loan Commitment

$

3. Each of the following Persons (each a “Proposed Lender”) has been invited by the Borrower, and is ready, willing and able, to become a “Lender” and to commit to make an Additional Term Loan in the amount of its Additional Term Loan Commitment as follows:

Name of Person		Additional Term Loan Commitment

$

4. The Borrower hereby represents and warrants to each Credit Party, each Additional Term Loan Lender and each Proposed Lender that, assuming the Administrative Agent executes and delivers this Additional Term Loan Supplement, all of the conditions set forth in Section 2.1(d) of the Credit Agreement with respect hereto have been satisfied and the Borrower is in compliance with all of the terms of such Section.

5. Pursuant to Section 2.1(d) of the Credit Agreement, by execution and delivery of this Additional Term Loan Supplement, together with the satisfaction of all of the other requirements set forth in such Section 2.1(d), (a) each Additional Term Loan Lender’s Additional Term Loan Commitment shall be in the amount set forth above next to its name, (b) each Proposed Lender shall become a party to the Credit Agreement and shall for all purposes of the Loan Documents be deemed a “Lender” having an Additional Term Loan Commitment as set forth above next to its name, and (c) this Additional Term Loan Supplement shall be an Effective Additional Term Loan Supplement.

6. Additional Term Loan Borrowing Date: July 21, 2005.

7. Additional Term Loan Maturity Date: December 31, 2009.

8. The Applicable Margin for the Additional Term Loans is set forth on Schedule I hereto.

9. Unless and to the extent expressly provided to the contrary on Schedule II hereto, the terms of Section 2.7(a) and 2.7(b) of the Credit Agreement, and of the last paragraph of the defined term “Applicable Margin” contained in the Credit Agreement shall apply mutatis mutandis to the Additional Term Loans made pursuant to this Additional Term Loan Supplement.

10. The proceeds of the Additional Term Loans shall be used for (a) the prepayment, in full, of the B Term Loans and the Restatement Loans and (b) the payment of fees and expenses in connection herewith.

11. The unpaid principal amount of the Additional Term Loans shall be payable in such amounts and on such dates, set forth on Schedule III hereto, provided that in no event shall (a) the first such payment occur before March 31, 2004, or (b) as of the date hereof, the Additional Term Loans have a shorter Weighted Average Life to Maturity than the A Term Loans.

12. The Additional Term Loan Lenders shall have the right to elect to forfeit the mandatory prepayments of the Additional Term Loans under Section 2.7(b) of the Credit Agreement in accordance with the terms of such Section.

13. In addition to the prepayments otherwise required by the Credit Agreement, the unpaid principal amount of the Additional Term Loans shall be prepaid in such amounts and on such dates set forth on Schedule V hereto.

2

IN WITNESS WHEREOF, the parties hereto duly executed this Additional Term Loan Supplement as of the day and year first above written.

INSIGHT MIDWEST HOLDINGS, LLC

By:

Name:

Title:

INSIGHT MIDWEST HOLDINGS, LLC

ADDITIONAL TERM LOAN SUPPLEMENT

THE BANK OF NEW YORK, as Administrative Agent

By:

Name:

Title:

INSIGHT MIDWEST HOLDINGS, LLC

ADDITIONAL TERM LOAN SUPPLEMENT

By:

Name:

Title:

SCHEDULE I

(A) When the Leverage Ratio is less than 2.75:1.00 and the Borrower’s senior secured bank debt (including the C Term Loans) under the Credit Agreement has a credit rating of (x) BB- or better by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, or any successor thereto, and (y) Ba3 or better by Moody’s Investors Service, Inc. or any successor thereto, the Applicable Margin shall be (i) 1.00% in the case of ABR Loans and (ii) 1.75% in the case of Eurodollar Loans and (B) at all other times, the Applicable Margin shall be (i) 1.25% in the case of ABR Loans and (ii) 2.00% in the case of Eurodollar Loans.

SCHEDULE II

N/A

SCHEDULE III

Date	Amount
September 30, 2005	$2,812,500
December 31, 2005	$2,812,500
March 31, 2006	$2,812,500
June 30, 2006	$2,812,500
September 30, 2006	$2,812,500
December 31, 2006	$2,812,500
March 31, 2007	$2,812,500
June 30, 2007	$2,812,500
September 30, 2007	$2,812,500
December 31, 2007	$2,812,500
March 31, 2008	$2,812,500
June 30, 2008	$2,812,500
September 30, 2008	$2,812,500
December 31, 2008	$2,812,500
March 31, 2009	$2,812,500
June 30, 2009	$2,812,500
September 30, 2009	$2,812,500
Additional Term Loan Maturity Date	$1,060,312,500

SCHEDULE IV

N/A

SCHEDULE V

N/A